UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2014

THE ALKALINE WATER COMPANY INC.
Exact name of registrant as specified in its charter)

Nevada	000-55096	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7730 E Greenway Road Ste. 203
Scottsdale, AZ 85260
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

Our October 2014 Company Presentation, attached to this current report on Form 8-K as Exhibit 99.1 and incorporated into these Items 2.01 and 7.01 by reference, will be posted to our corporate website at http://www.thealkalinewaterco.com.

A press release regarding our October 2014 Company Presentation is attached to this current report on Form 8-K as Exhibit 99.2 and incorporated into these Items 2.01 and 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)            Exhibits

99.1	The Alkaline Water Company Inc. Company Presentation October 2014

99.2	The Alkaline Water Company Inc. Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Steven P. Nickolas
Steven P. Nickolas
President, Chief Executive Officer and Director

October 10, 2014